Exhibit 99.21

Exhibit E
Data Room Index

EXHIBIT “E”

DATA ROOM INDEX

1.                       INTENTIONALLY LEFT BLANK

2.                       Blue Skye (Lux) S.à r.l.

2.1                  Deed of Incorporation and relevant articles of incorporation dated 27 September 2005.

2.2                  Minutes of the Company’s Shareholders’ Meeting dated 7 April 2006 resolving upon the change of the form of the Company and the subsequent restatement of its articles of incorporation.

2.3                  Notarial Certificates of:

(a)                    Blue Skye (Lux) S.à r.l.;

(b)                   D.B. Zwirn Special Opportunities Fund, Ltd;

(c)                    D.B. Zwirn Special Opportunities Fund, L. P.

2.4                  Minutes of the Company’s Board of Directors dated 21 July 2006 approving the Transaction and granting the relevant powers.

2.5                  Power of Attorney to Lorenzo Patrassi for the execution of the Transaction documents dated 21 July 2006.

2.6                  Minutes of the Company’s new Board of Directors dated 18 September 2006 acknowledging the board of directors’ resolution of 12 July 2006 and granting the relevant powers.

2.7                  Power of Attorney for the execution of the Transaction documents dated 18 September 2006.

3.                       Pegaso Finance S.à r.l.

3.1                  Deed of Incorporation of and relevant articles of incorporation.

3.2                  Minutes of the Company’s Board of Directors dated 12 September 2006 approving the Transaction and granting the relevant powers.

3.3                  Power of Attorney for the execution of the Transaction documents dated 12 September 2006.

3.4                  Power of Attorney for the execution of the Transaction documents dated 18 September 2006.

4.                       Arcotronics

4.1                  Minutes of the Board of Directors of Arcotronics Italia S.p.A. dated 13 September 2006 approving the Transaction and granting the relevant powers.

4.2                  Minutes of the Board of Directors of Arcotronics Industries S.p.A. dated 13 September 2006 approving the Transaction and granting the relevant powers.

4.3                  Minutes of the Board of Directors of Arcotronics Technologies S.r.l. dated 13 September 2006 approving the Transaction and granting the relevant powers.

4.4                  Minutes of the Board of Directors of Arcotronics Hightech S.r.l. dated 13 September 2006 approving the Transaction and granting the relevant powers.

5.                        Fan Investment Company, Ltd.

5.1                  Special Power of Attorney for the execution of the Transaction documents.

A.            FAN MASTER AGREEMENT

6.                        New Execution Date

6.1                  Letter of proposal of a new Execution Date of the FAN Master Agreement by Arcotronics Italia S.p.A. and Rainbow Holding S.r.l. dated 30 June 2006.

6.2                  Letter of acceptance of a new Execution Date of the FAN Master Agreement by Blue Skye (Lux) S.à r.l. dated 30 June 2006.

6.3                  Letter of acceptance of a new Execution Date of the FAN Master Agreement by Fan Investments Company, Ltd. dated 30 June 2006.

6.4                  Letter of proposal of a new Execution Date of the FAN Master Agreement by Arcotronics Italia S.r.l. and Rainbow Holding S.r.l. dated 7 July 2006.

6.5                  Letter of acceptance of a new Execution Date of the FAN Master Agreement by Blue Skye (Lux) S.à r.l. dated 7 July 2006.

6.6                  Letter of proposal of a new Execution Date of the FAN Master Agreement by Arcotronics Italia S.r.l. and Rainbow Holding S.r.l. dated 21 July 2006.

6.7                  Letter of acceptance of a new Execution Date of the FAN Master Agreement by Blue Skye (Lux) S.à r.l. dated 21 July 2006.

6.8                  Letter of acceptance of a new Execution Date of the FAN Master Agreement by Fan Investments Company, Ltd. dated 21 July 2006.

7.                        Fan Master Agreement

7.1                  Letter of proposal of the FAN Master Agreement by Arcotronics Italia S.r.l. and Rainbow Holding S.r.l.

7.2                  Letter of acceptance of the FAN Master Agreement by Blue Skye (Lux) S.à r.l.

7.3                  Letter of acceptance of the FAN Master Agreement by Fan Investments Company, Ltd.

8.                        Side Letter to the Fan Master Agreement

8.1                  Letter of proposal of a Side letter to the FAN Master Agreement by Blue Skye (Lux) S.à r.l. dated 27 July 2006.

8.2                  Letter of acceptance of a Side letter to the FAN Master Agreement by Fan Investments Company, Ltd. dated 27 July 2006.

9.                        FAN Credits Transfer Agreement and Deed of Release

9.1                  Credits Transfer Agreement executed on 20 September 2006 by Fan Investments Company, Ltd. and Blue Skye (Lux) S.à r.l.

9.2                  Deed of Release of the Arcoltalia Group security and guarantees and the Nissei Group security and guarantees executed by Fan Investments Company, Ltd. on 20 September 2006.

9.3                  Letter of acknowledgement of the debt by Arcotronics Italia S.p.A. dated 20 September 2006.

10.                  Nissei Credits Transfer Agreement

10.1           Credits Transfer Agreement executed on 20 September 2006 by Fan Investments Company, Ltd., Blue Skye (Lux) S.à r.l. and Nissei Electric Co., Ltd.

10.2            Notice of Nissei Electric Co. to Arcotronics France S.à.r.l. dated 21 September 2006 informing on the transfer to Blue Skye of the Kyusho Ken vis-à-vis Arcotronics France S.à r.l.

10.3            Notice of Nissei Electric Co., Ltd. to Arcotronics Ltd. dated 21 September 2006 informing on the transfer to Blue Skye of the Kyusho Ken vis-à-vis Arcotronics Ltd.

10.4            Credit Transfer Agreement of the Kyusho Ken vis-a-vis Arcotronics France S.à.r.l. and the Kyusho Ken vis-à-vis Arcotronics Ltd. between Blue Skye (Lux) S.à r.l. and Arcotronics Italia S.p.A.

11.                  Confirmation receipt of the Consideration and the L/C Credits Amount

11.1            Letter of Confirmation by Fan Investments Company, Ltd. dated 21 September 2006 of the receipt of the Consideration and the L/C Credits Amount from Blue Skye (Lux) S.à r.l.

12.                  Legal Opinions

12.1            Legal Opinion issued on 27 July 2007 by the law firm Arendt & Medernach in connection with Blue Skye (Lux) S.à r.l. on the execution of the FAN Master Agreement and the related documents.

12.2            Legal Opinion issued on 27 July 2007 by the law firm Ito & Mitomi in connection with Fan Investments Company, Ltd. on the execution of the FAN Master Agreement and the related documents.

12.3            Legal Opinion issued on 27 July 2007 by the law firm Galbiati, Sacchi e Associati in connection with Arcotronics Italia S.p.A. and Rainbow Holding S.r.l. on the execution of the FAN Master Agreement and the related documents.

B.            NISSEI MASTER AGREEMENT

13.                  Nissei Master Agreement

13.1            Letter of proposal of the NISSEI Master Agreement dated 28 July 2006.

13.2            Letter of acceptance of the NISSEI Master Agreement dated 28 July 2006.

14.                  Share Transfer Agreements

14.1            Sale and Purchase Agreement of 51% of the Shanghai Nissei Electric Co., Ltd. shares (SNE Shares) executed on 20 September 2006.

14.2            Sale and Purchase Agreement of 52% of the Nissei Electric Co., Ltd. shares executed on 20 September 2006.

14.3            Sale and Purchase Agreement of 100% of the Nissei Electronics Industry Co., Ltd. shares (NEI Shares) executed on 20 September 2006.

14.4            Sale and Purchase Agreement of 100% of the Arcotronics Italia S.p.A. shares executed on 21 September 2006.

14.5            Sale and Purchase Agreement of 12.5% of the Arcotronics Industries S.p.A. shares (ARCOINDUSTRIES Shares) executed on 21 September 2006.

15.                  Settlement Agreement

15.1            Agreement regarding the settlement of the considerations for the transferred SNE, NEI and ARCOINDUSTRIES Shares executed on 21 September 2006.

16.                  Share Certificates Delivery

16.1            Letter of instruction of Nissei Electric Co., Ltd. to Avv. Fauda dated 21 September 2006 for the Delivery of Arcotronics Italia S.p.A. and Arcotronics Industries S.p.A. share certificates to Mr. Luciano Lolli.

16.2           Confirmation of Nissei Electric Co., Ltd., Arcotronics Italia S.p.A. and Blue Skye (Lux) S.à r.l. on the Delivery of Arcotronics Italia S.p.A. and Arcotronics Industries S.p.A. share certificates to Mr. Luciano Lolli dated 21 September 2006.

17.                  Distributionship Agreements

17.1            Letter of proposal of the Distributionship Agreement dated 12 September 2006 (Nissei as Distributor).

17.2            Letter of acceptance of the Distributionship Agreement dated 13 September 2006 (Nissei as Distributor).

17.3            Letter of proposal of the Distributionship Agreement dated 12 September 2006 (Arcotronics Italia S.p.A. as Distributor).

17.4            Letter of acceptance of the Distributionship Agreement dated 13 September 2006 (Arcotronics Italia S.p.A. as Distributor).

18.                  Intercompany Loan

18.1            Letter of proposal of the Intercompany Loan Agreement between Arcotronics Italia S.p.A. and Nissei Electronics Industry Co., Ltd. dated 11 September 2006.

18.2            Letter of acceptance of the Intercompany Loan Agreement between Arcotronics Italia S.p.A. and Nissei Electronics Industry Co., Ltd. dated 12 September 2006.

18.3            Letter of proposal of a New Drawdown Date of the Intercompany Loan dated 13 September 2006.

18.4            Letter of acceptance of a New Drawdown Date of the Intercompany Loan dated 13 September 2006.

19.                  Nissei Guarantee

19.1            Letter of proposal of the Nissei Guarantee in relation to the Intercompany Loan dated 12 September 2006.

19.2            Letter of acceptance of the Nissei Guarantee in relation to the Intercompany Loan dated 12 September 2006.

20.                  Bank 82 Guarantee

20.1            Returned original Bank 82 Guarantee.

20.2            Deed of Release of Bank 82 Guarantee executed on 14 September 2006.

20.3            Opinion on Japanese Banking Practice in relation to the release of security dated 13 September 2006.

C.            CONVENZIONE BANCARIA AND RELATED DOCUMENTS

21.                  Term Sheet of the Convenzione Bancaria

22.                  Convenzione Bancaria

22.1            Letter of proposal by Blue Skye (Lux) S.à r.l. of the Convenzione Bancaria dated 13 September 2006.

22.2            Letter of acceptance by the Italian banks and leasing companies of the Convenzione Bancaria dated 13 September 2006.

22.3            Letter of acceptance by Arcotronics Italia S.p.A., Arcotronics Industries S.p.A., Arcotronics Technologies S.r.l. and Arcotronics Hightech S.r.l of the Convenzione Bancaria dated 13 September 2006.

23.                  Utilisation Request

23.1            Utilisation Request of the “Nuova Finanza A” by Arcotronics Italia S.p.A. and Arcotronics Industries S.p.A. dated 21 September 2006.

23.2            Acknowledgement of the debt and release by Arcotronics Italia S.p.A. and Arcotronics Industries S.p.A. In relation to the “Nuova Finanza A”.

24.                  Capital Increase of Arcotronics Italia S.p.A.

24.1            Minutes of the Company’s Shareholders’ Meeting of Arcotronics Italia S.p.A. resolving upon a capital increase.

24.2            Agreement for the capital increase of Arcotronics Italia S.p.A. by Blue Skye (Lux) S.à r.l.

25.                  Credit Transfer Agreement Blue Skye (Lux) S.à r.l. - Pegaso Finance S.à.r.l.

25.1            Credit Transfer Agreement of the Credito Residuo between Blue Skye (Lux) S.à r.l. and Pegaso Finance S.à r.l.

25.2            Letter to Arcotronics Italia S.p.A. on the Credit Transfer Agreement of the Credito Residuo between Blue Skye (Lux) S.à r.l. and Pegaso Finance S.à r.l.

25.3            Letter of acknowledgement of the Credito Residuo by Arcotronics Italia S.p.A.

26.                  Share Transfer Agreement with Rainbow Holding S.r.l.

26.1            Sale and Purchase Agreement of 20% of the Arcotronics Italia S.p.A. shares between Blue Skye (Lux) S.à r.l. and Rainbow Holding S.r.l.

26.2            Cash Contribution by Rainbow Holding S.r.l. without repayment obligation.

27.                  Letter of Arcotronics Italia S.p.A. to the Italian Banks confirming the satisfaction of the conditions precedent.

D.            CONVENZIONE BANCARIA: SECURITY DOCUMENTS

28.                  Share Pledge over the entire share capital of Arcotronics Italia S.p.A. executed on 25 September 2006 between Blue Skye and Rainbow Holding (as Pledgors) and Pegaso Finance.

29.                  Share Pledge over the entire share capital of Arcotronics Industries S.p.A. executed on 25 September 2006 between Arcotronics Italia S.p.A. and Pegaso Finance.

30.                  Share Charge over Arcotronics Ltd.

30.1            Share Charge over the entire share capital of Arcotronics Ltd. executed on 25 September 2006 between Arcotronics Italia S.p.A. and Pegaso Finance.

30.2            Stock Transfer.

30.3            Registration of Share Charge.

31.                  Share Charge over Arcotronics Holdings (UK) Ltd.

31.1            Share Charge over the entire share capital of Arcotronics Holdings (UK) Ltd. executed on 25 September 2006 between Arcotronics Italia S.p.A. and Pegaso Finance.

31.2            Stock Transfer.

31.3            Registration of Share Charge.

32.                  Deed of Mortgage over real estate assets of Arcotronics Industries S.p.A. executed on 25 September 2006 by Arcotronics Industries S.p.A.

33.                  Deed of Mortgage over real estate assets of Arcotronics Hightech S.r.l. executed on 25 September 2006 by Arcotronics Industries S.p.A.

34.                  Deed of Pledge over intra group receivables of Arcotronics Italia S.p.A. and Arcotronics Industries S.p.A. executed on 25 September 2006 between Arcotronics Italia S.p.A. and Arcotronics Industries S.p.A. (as Pledgors) and Pegaso Finance.

34.1            Letter to Arcotronics Bulgaria AD in relation to the pledge over the intra group receivables and the relevant payment instructions dated 25 September 2006.

34.2            Letter of acknowledgement of Arcotronics Bulgaria AD dated 25 September 2006.

34.3            Letter to Arcotronics Hightech S.r.l. in relation to the pledge over the intra group receivables and the relevant payment instructions dated 25 September 2006.

34.4            Letter of acknowledgement of Arcotronics Hightech S.r.l. dated 25 September 2006

34.5            Letter to Arcotronics Industries S.p.A. in relation to the pledge over the intra group receivables and the relevant payment instructions dated 25 September 2006.

34.6            Letter of acknowledgement of Arcotronics Industries S.p.A. dated 25 September 2006

34.7            Letter to Shanghai Arcotronics Components & Machineries Co. Ltd. in relation to the pledge over the intra group receivables and the relevant payment instructions dated 25 September 2006.

34.8            Letter of acknowledgement of Shanghai Arcotronics Components & Machineries Co. Ltd. dated 25 September 2006.

E.              OPINION

35.                        Notarised Opinion pursuant to Art. 67 (3) (d) of the Italian Bankruptcy Law issued by the Expert appointed by the Court of Bologna.

F.              SHAREHOLDERS AGREEMENT (“ACCORDO PARASOCIALE”)

36.                        Extract (clauses 5 and 6) from Shareholders’ Agreement between Arcotronics Italia S.p.A., Blue Skye (Lux) S.à r.l, Rainbow Holding S.r.l. and the Managers of Arcotronics Italia S.p.A., dated 21 September 2006.

G.            ARCOTRONICS ITALIA SPA

37.                          Corporate Documents

37.1                    By-laws

37.2                    Report on the past history of the Company

37.3                    Deed of Contribution entered into between Painton Italiana S.p.A. and Plessey S.p.A. dated 30 December 1972

37.4                    Extracts from the “Ufficio Tecnico Erariale” of Bologna (dated April 1969).

37.5                    Deed of Incorporation of Painton Italiana S.p.A. dated 21 November 1963.

37.6                    Deed of Incorporation of M.Hart S.r.l. dated 6 April 1989.

37.7                    Minutes of the Shareholders’ meetings of M.Hart S.r.l. dated 20 June 1989.

37.8                    Minutes of the Shareholders’ meetings of Arcotronics Italia S.p.A. dated 14 July 1989.

37.9                    Minutes of the Shareholders’ meetings of M.Hart S.r.l. dated 17 July 1989.

37.10              Minutes of the Shareholders’ meetings of M.Hart S.r.l. dated 24 July 1989.

37.11              Deed of Merger of Arcotronics Italia S.p.A. into Arcotronics Italia S.r.l., dated 20 September 1989.

37.12            Minutes of the Shareholders’ meetings of Arcotronics Italia S.r.l. dated 27 September 1989 (transformation of Arcotronics Italia S.r.l into Arcotronics Italia S.p.A and By Laws of Arcotronics Italia S.p.A.).

37.13              Deed of incorporation of MA.E.GA S.r.l and By Laws dated 28 December 1989.

37.14              Minutes of the Shareholders’ meetings of Nissei Electric Holdings S.r.l. dated 21 March 1990.

37.15            Minutes of the Shareholders’ meetings of Nissei Electric Holdings S.r.l. dated 21 May 1997 (merger of Arcotronics Italia S.p.A. into Nissei Electric Holdings S.r.l. and By Laws of both the companies).

37.16              Minutes of the Shareholder’ meetings of Arcotronics Italia S.p.A. dated 21 May 1997.

37.17              Deed of Merger of Arcotronics Italia S.p.A. into Nissei Electric Holdings S.r.l. dated 16 October 1997.

37.18              Minutes of the Shareholders’ meetings of Arcotronics Italia S.p.A. dated 25 September 1998.

37.19              By Laws of Arcotronics Italia S.p.A.

37.20              Minutes of the Shareholders’ meetings of Arcotronics Italia S.p.A. dated 29 March 2001.

37.21              Shareholders’ Register from 10 April 2001 to 21 September 2006

37.22              Minutes of the Shareholders’ meetings of the Company from 28 June 2000 to 29 March 2001.

37.23              Minutes of the Shareholders’ meetings of the Company dated:

•                             June 28, 2000;

•                             March 29, 2001;

•                             April 22, 2002;

•                             November 28, 2002;

•                             December 9, 2002;

•                             March 19, 2003;

•                             June 26, 2003;

•                             July 9, 2004;

•                             October 8, 2004;

•                             April 13, 2005;

•                             June 29, 2005;

•                             July 28, 2005;

•                             June 26, 2006;

•                             July 10, 2006;

•                             July 12, 2006;

•                             October 18, 2006;

•                             October 25, 2006;

•                             November 8, 2006;

•                             November 21, 2006;

•                             November 30, 2006; and

•                             December 20, 2006.

37.24             Minutes of the Board of Directors’ meetings of the Company from 4 February 2000 to 10 October 2006.

37.25             Statutory auditors’ books of the Company from 28 June 2000 to 26 January 2006.

37.26             Subsidiaries acquisition agreements

(a)                    Deed of transfer of 100% of the shares of Arcotronics Bauelemente GmbH entered into between (i) Nissei Electric Holding GmbH (Seller) and (ii) Arcotronics Italia S.p.A (Purchaser) dated 18 January 1995.

(b)                   Share Sale Agreement of 1,200,000 issued Ordinary Shares of Arcotronics Limited entered into between (i) Akio Imai and Nissei Electric Holdings UK Limited (Vendors) and (ii) Arcotronics Italia S.p.A (Purchaser) dated 13 April 1995.

(c)                    Statutory Declaration of a director of Nissei Electric Company Limited, dated 28 March 2000, for relief from Stamp Duty in relation to the Agreements for the sale of the entire share capital of Nissei Electric Holdings UK Ltd dated 15 November 1999.

(d)                   Agreement for the sale of the entire share capital of Nissei Electric Holdings UK Ltd entered into between (i) Nissei Electric Company Limited (Vendor) and (ii) Arcotronics Italia S.p.A (Purchaser) dated 15 November 1999.

(e)                    Agreement for the sale of the entire share capital of Nissei Denki America INC entered into between (i) Nissei Electric Company Limited (Vendor) and (ii) Arcotronics Limited (Purchaser) dated 15 November 1999.

(f)                      Agreement for the sale of 1000 issued ordinary shares of Arcotronics France Sarl entered into between (i) Nissei Electric Holdings UK Limited (Vendor) and (ii) Arcotronics Italia S.p.A (Purchaser) dated 23 November 1995.

(g)                   Share transfer Agreements of the Capital Stock of 2A S.r.l. entered into between (i) Corrado Albertazzi, Roberto Mazzacurati, Giordano Schiavina, Marco Stefani, Bruno Cracchi and Vincenzo Alberti (together “Sellers”) and Arcotronics Italia S.p.A. (Purchaser) dated 14 July 1997, 11 July 1996, 17 July 1995, 12 July 1994 and 14 December 1995.

(h)                   The following documents concerning the incorporation of “Arcotronics Bulgaria”:

a.                          statement of Mr. Silvano Mazzolino relating to the incorporation of a sole quota-holder limited liability company in Kyustendil (Bulgaria);

b.                         minutes of the Board of Directors’ meeting dated March 1, 2000 resolving upon the incorporation of the above mentioned company in Bulgaria;

c.                          letter of Arcotronics Italia S.p.A. to the Bulgarian Consulate and copies of certain payments made in relation to the incorporation of the above mentioned company in Bulgaria;

d.                         agreement entered into between Arcotronics Italia S.p.A. and Arcotronics Bulgaria on July 31, 2000 relating to the partial restitution to Arcotronics Italia S.p.A. of a loan for an amount equal to Euro 800,000.00.

(i)                       Minutes of the Board of directors of Arcotronics Italia S.p.A. dated 18 December 2000 resolving the sale of the participation share in the company “ARCOTRONICS – 2A CORP” to the affiliate Company Arcotronics Limited.

(j)                       Agreement for the sale of the entire share capital of Nissei Denki America Inc entered into between Arcotronics Limited and Nissei Electric Company Limited on November 15, 1999, along with the Articles of Incorporation and Bylaws of Nissei Denki America Inc.

(k)                    Memorandum of joint action of the Shareholder and the Board of Directors of Nissei Denki America Inc.

(l)                       Sale and purchase agreement for branches of business (ramo aziendale) entered into between (i) Arcotronics Italia S.p.A (Transferee) and (ii) Arcotronics Hightech S.r.l. dated 29 May 2002.

(m)                 Sale and purchase agreement of a quota of Aerre Machines S.r.l. entered into between (i) Ronchi Pietro Roberto (Seller) and (ii) Arcotronics Italia S.p.A. (Buyer) dated 28 December 2001. [INCOMPLETE COPY]

(n)                   Sale and purchase agreement of a quota of Aerre Machines S.r.l. entered into between (i) Ronchi Pietro Roberto and Immobiliare Cinque S.r.l. (Sellers) and (ii) Arcotronics Italia S.p.A. (Buyer) dated 15 February 2000.

(o)                   Sale and purchase agreement of a quota of Aerre Machines S.r.l. entered into between (i) Ronchi Pietro Roberto and Immobiliare Cinque S.r.l. (Seller) and (ii) Arcotronics Italia S.p.A. (Buyer) dated 29 January 1999.

(p)                   Approval on establishing Shangai Arcotronics Electromechanical Manufacturing Co., Ltd. with foreign investment of the People’s government of Jiading District, Shangai, dated 19 August 2002.

(q)                   Agreement for the Sale of 5% of the Share Capital of “Shanghai Arcotronics Components & Machineries Co. Ltd” entered into between (i) Arcotronics Italia S.p.A (Seller) and (ii) Dura Tech LL.C. (Buyer) dated [13] September 2003.

(r)                      Agreement for the Sale of 5% of Share Capital of “Shanghai Arcotronics Components & Machineries CO. Ltd” entered into between (i) Arcotronics Italia S.p.A. (Seller) and (ii) Yvonne HSU (Buyer) dated 30 September 2004.

(s)                    Sale and purchase Agreement of 3,937,500 ordinary shares of Arcotronics Industries S.p.A. entered into between (i) Nissei Electric Company Limited (“Seller”) and Arcotronics Italia S.p.A. (Purchaser) dated 11 April 2003.

(t)                      Share sale and purchase agreement of 7,200,000 shares of Arcotronics Italia S.p.A. entered into between (i) Nissei Electric Company Limited (“Seller”) and Blue Skye (LUX) S.A.R.L. (Purchaser) dated 21 September 2006.

(u)                   Share sale and purchase agreement of no. 9,181,340 shares of Arcotronics Italia S.p.A. entered into between (i) Blue Skye (LUX) S.A.R.L. (“Seller”) and Rainbow Holding S.r.l. (Purchaser) dated 21 September 2006.

(v)                   Share sale and purchase agreement of 562,500 shares of Arcotronics Industries S.p.A. entered into between (i) Nissei Electric Company Limited (“Seller”) and Arcotronics Italia S.p.A. (Purchaser) dated 21 September 2006.

(w)                 Quota sale and purchase agreement of a participation equal to 51% of the entire capital of Shangai Nissei Electric Co. Ltd entered into between (i) Arcotronics Industries S.p.A. (“Seller”) and Nissei Electric Company Limited (Purchaser) dated 20 September 2006.

(x)                     Share sale and purchase agreement of 600 shares of Nissei Electronics Industry Co. Ltd. entered into between (i) Arcotronics Industries S.p.A. (“Seller”) and Nissei Electric Company Limited (Purchaser) dated 20 September 2006.

38.                  FINANCE

38.1            Report of an expert (Piero Aicardi) about the recovery plan of the indebtedness and of the readjustment of the financial situation, under article 67, third paragraph, letter D), of Italian insolvency law.

38.2            Facility agreement entered into Banca Nazionale del Lavoro S.p.A. and Arcotronics Italia S.p.A. on 27 June 1996.

38.3            Facility agreement entered into Istituto Mobiliare Italiano S.p.A. and Arcotronics Italia S.p.A. on 8 October 1997.

38.4            Facility agreement entered into Sanpaolo IMI S.p.A. and Cassa di Risparmio in Bologna S.p.A. and Arcotronics Italia S.p.A. on 19 July 1999.

38.5            Special Term Credits (crediti agevolati)

(a)                    Financing contract and relevant attachments entered into between The Minister for Industry of Commerce and Arcotronics Italia S.p.A. dated 25 November 1993;

(b)                   Declaration of final obligation relating to the Financing contract mentioned under letter (a) above;

(c)                    Declaration of final obligation relating to the financing contract entered into between the Minister for Industry of Commerce and Arcotronics Italia S.p.A. dated September 27, 1993;

(d)                   Financing contract entered into between Mediocredito Centrale - Istituto Centrale per il Credito a Medio Termine S.p.A. and Arcotronics Italia S.p.A. on 15 June 1998;

(e)                    Declaration of final obligation drawn up by Sanpaolo IMI S.p.A. and Arcotronics Italia S.p.A. on 22 March 2002; financing contract in form of a subsidized credit entered into between Istituto Mobiliare Italiano S.p.A. and Arcotronics Italia S.p.A. on 20 October 1998.

38.6            Leasing- Automotive leasing agreements executed by Arcotronics Italia S.p.A and various car leasing companies:

(a)                    with Hertz Lease on July 30, 2002 until 24 August 2007;

(b)                   with Hertz Lease on July 30, 2002 until 22 May 2007;

(c)                    with Hertz Lease on September 12, 2002 until 2 April 2007;

(d)                   with Hertz Lease on October 11, 2002 until 19 March 2007;

(e)                    with Hertz Lease on November 29, 2002 until 29 April 2007;

(f)                      with Hertz Lease on 15 December 2003 until 14 December 2007;

(g)                   with ALD Automotive on April 23, 2003 until 27 July 2007;

(h)                   with ALD Automotive on June 10, 2003 until 21 July 2006;

(i)                       with ALD Automotive on October 23, 2003 until 7 July 2008;

(j)                       with ALD Automotive on October 23, 2003 until 9 May 2008;

(k)                    with ALD Automotive on October 23, 2003 until 26 April 2008;

(l)                       with ALD Automotive on October 23, 2003 until 1 July 2008;

(m)                 with ALD Automotive on October 23, 2003 until 9 February 2008;

(n)                   with ALD Automotive on March 12, 2004 until 20 July 2008;

(o)                   with ALD Automotive on December 2, 2004 until 21 May 2008;

(p)       with ALD Automotive on December 2, 2004 until 14 August 2008;

(q)       with ALD Automotive on December 2, 2004 until 10 March 2008;

(r)                      with ALD Automotive on 8 November 2005 until 7 November 2008

(s)                    with ALD Automotive on 11 November 2005 until 10 December 2009;

(t)                      with ALD Automotive on 20 January 2006 until 19 March 2009.

38.7            Two irrevocable proposals for an operating leasing between Arcotronics Italia S.p.A. and SIB Leasing S.p.A.

38.8            Lease agreements: various lease agreements executed by Arcotronics Italia S.p.A.:

(a)                    lease agreement entered into between the Fondazione ENASARCO and Arcotronics Italia S.p.A. (as lessee) from 1 January 2001;

(b)                   lease agreement entered into between the company F.R. di Ricci Dolores & c. s.n.c. and Arcotronics Italia S.p.A. (as lessee) from 1 May 2001;

(c)                    lease agreement entered into between Mr. Fernando Massa and Arcotronics Italia S.p.A. (as lessee) from 20 October 1999 until 19 October 2000;

(d)                   lease agreement entered into between the company F.R. di Ricci Dolores & c. s.n.c. and Arcotronics Italia S.p.A. (as lessee) from 15 November 1997;

(e)                    lease agreement entered into between the company F.R. di Ricci Dolores & c. s.n.c. and Arcotronics Italia S.p.A. (as lessee) from 1 August 1992;

(f)                      lease agreement entered into between Arcotronics Italia S.p.A. and Off. Mecagni Andrea (as lessee) from 1 October 2001;

(g)                   lease agreement entered into between Arcotronics Italia S.p.A. and Arcotronics HighTech S.r.l. (as lessee) from 1 June 2002;

(h)                   lease agreement entered into between Società Costruzioni Santi S.n.c. and Arcotronics Italia S.p.A. (as lessee) from 21 December 2001 until 21 October 2002;

(i)                       lease agreement entered into between Mr. Italo Rosmini and Arcotronics Italia S.p.A. (as lessee) from 1 July 1999 until 30 June 2002;

(j)                       lease agreement entered into between Immobiliare Gandino S.a.s. and Arcotronics Italia S.p.A. (as lessee) from 1 May 2001;

(k)                    various lease agreements entered into between Arcotronics Italia S.p.A. and ECS International Italia S.p.A. (as lessee).

38.9              Factoring agreements:

(a)                    Factoring agreement entered into between Arcotronics Italia S.p.A. and LeasingRoma S.p.A. on 20 February 2002;

(b)                   Financial situation from 1 January 1999 to 31 December 1999, regarding the contract between Arcotronics Italia S.p.A. and Veneta Factoring S.p.A.;

(c)                    Recorded delivery letter from Arcotronics Italia S.p.A. to Veneta Factoring S.p.A. for assignment of a claim on 3 January 2000;

(d)                   General conditions for the factoring deals between Arcotronics Italia S.p.A. and Veneta Factoring S.p.A. dated on 18 January 1993;

(e)                    Registered letter including certain integrations to the general terms and conditions for the factoring deals between Arcotronics Italia S.p.A. and International Factors Italia S.p.A. dated on 18 December 1996;

(f)                      Appendix E-2 until Appendix E-11: Arcotronics Italy Budget; detailed statement of income and expenses for the year 2004;

(g)                   Appendix B1: Arcotronics Italia S.p.A. + Arcotronics Industries S.p.A. + Arcotronics Hightech S.r.l.; cash flow report 1st half-year 2004;

(h)                   Appendix C: Arcotronics Italia S.p.A.; Bank short term borrowings credit lines as at February 16, 2004;

(i)                       Appendix F: Arcotronics Italia S.p.A. + Arcotronics Industries S.p.A. + Arcotronics Hightech S.r.l.; overdue amounts to suppliers and social contribution.

38.10        Guarantees/ letters of patronage:

(a)                    List of contingent liabilities on December 2004;

(b)                   Letter of patronage to Credito Italiano from Arcotronics Italia S.p.A. relating to AERRE MACHINES S.r.l. dated June 4, 2001;

(c)                    Letter of patronage to San Paolo IMI S.p.A. from Arcotronics Italia S.p.A. relating to AERRE MACHINES S.r.l. dated April 17, 2000;

(d)                   Letter of patronage to Societe Generale from Arcotronics Italia S.p.A. relating to Arcotronics France S.à.r.l. dated July 14, 1999;

(e)                    Registered letter concerning the “information annuelle de cautions” sent by Banca Intesa to Arcotronics Italia S.p.A. relating to Arcotronics France S.à.r.l. on February 16, 2004;

(f)                      Guarantee given by Credito Italiano to Arcotronics Italia S.p.A. on 21 May 2002 (with tacit renewal for the future);

(g)                   Guarantee given by UniCredit Banca d’Impresa to Arcotronics Italia S.p.A. on 15 April 2004;

(h)                   Guarantee given by Arcotronics Italia S.p.A., for Arcotronics Hightech S.r.l., to Grillo-Werke AG on 23 September 2002;

(i)                       Guarantees given by Arcotronics Italia S.p.A., for Arcotronics Hightech S.r.l., to LOCAFIT — Locazione macchinari;

(j)                       Letter of patronage to Locat S.p.A. from Arcotronics Italia S.p.A., with regard to a leasing between Arcotronics Hightech S.r.l. and Locat S.p.A., on 22 October 2002;

(k)                    Letter of patronage to San Paolo IMI S.p.A. from Arcotronics Italia S.p.A., with regard to 2A S.r.l. on 15 February 2001;

(l)                       Letter of patronage to Banca Agricola Mantovana from Arcotronics Italia S.p.A., with regard to 2A S.r.l. on 4 March 2002;

(m)                 Guarantees given by Arcotronics Italia S.p.A., for Arcotronics Industries S.p.A., to Banca Italease S.p.A. on 1 December 2004 and on 13 July 2004;

(n)                   Letter of patronage to Banco S. Geminiano e S. Prospero from Arcotronics Italia S.p.A., with regard to Arcotronics Industries S.p.A. on 17 September 2004;

(o)                   Guarantee given by Arcotronics Italia S.p.A., for Arcotronics Industries S.p.A., to Banca Nazionale del Lavoro on 26 February 2003;

(p)                   Letter of patronage to Banca Intesa S.p.A. from Arcotronics Industries S.p.A., with regard to Arcotronics Hightech S.r.l. on 5 June 2003;

(q)                   Order from Arcotronics Italia S.p.A. to IFITALJA S.p.A. to agree a factoring deal with Arcotronics Industries S.p.A. on May 2003;

(r)                      Letter of patronage to Banca Popolare dell’Emilia e Romagna from Arcotronics Industries S.p.A., with regard to 2A S.r.l. on 24 July 2003;

(s)                    Letter of patronage to Banca Intesa S.p.A. from Arcotronics Industries S.p.A., with regard to 2A S.r.l. on 5 June 2003.

38.11             Checking of accounts for the balance authentication on 31 December 2003:

(a)                    Account of Arcotronics Italia S.p.a. with Unicredit Banca d’Impresa S.p.A. reported on 31 December 2003;

(b)                   Account of Arcotronics Italia S.p.a. with San Paolo IMI S.p.A. reported on 31 December 2003;

(c)                    Account of Arcotronics Italia S.p.a. with Banca Intesa S.p.A. reported on 31 December 2003;

(d)                   Account of Arcotronics Italia S.p.a. with Banca Agricola Mantovana S.p.A. reported on 31 December 2003;

(e)                    Account of Arcotronics Italia S.p.a. with Banca di Roma reported on 27 February 2004;

(f)                      Account of Arcotronics Italia S.p.a. with Monte dei Paschi di Siena reported on 31 December 2003;

(g)                   Account of Arcotronics Italia S.p.a. with Banca Nazionaie del Lavoro reported on 31 December 2003;

(h)                   Account of Arcotronics Italia S.p.a. with Cassa di Risparmio in Bologna S.p.A. reported on 31 December 2003;

(i)                       Account of Arcotronics Italia S.p.a. with Carisbo reported on 31 December 2003;

(j)                       Account of Arcotronics Italia S.p.a. with UNIPOL reported on 31 December 2003.

39.                  IT

Report on organization of Arcotronics Information System and principal supply, service and software agreements. This report is common to Arcotronics Italia S.p.A., Arcotronics Industries S.p.A and Arcotronics Hightech S.r.l.

(a)                    Plans for information system;

(b)                   Information System: Overview oc Computer System;

(c)                    Information System: Overview of Hardware and Basic Software;

(d)                   Plans for contingency;

(e)                    Information System: Maintenance and technical support agreement;

(f)                      Agreement between Arcotronics Industries S.p.A. and Asystel (terminated);

(g)                   Agreement between Arcotronics Italia S.p.A. and Computer Associates from 31 December 2002 to 30 December 2005;

(h)                   Lease agreement between Arcotronics Industries S.p.A. and CINETICA S.r.l. on 25 November 2004;

(i)                       Lease agreement between Arcotronics Industries S.p.A. and CINETICA S.r.l. on 12 January 2006;

(j)                       Payment of maintenance fee to Cdm Isigraf S.r.l.;

(k)                    Agreement between Arcotronics Italia S.p.A., Arcotronics Industries S.p.A. and Telefonia Emiliana;

(l)                       Lease agreement between Arcotronics Italia S.p.A. and ECS International Italia S.p.A. (as lessee);

(m)                 Agreement for maintenance and assistance Software easy between Gruppo Servizi Management Systems S.r.l. and Arcotronics Italia S.p.A. on 15 December 2003;

(n)                   Agreement for maintenance and assistance Software Products between GRUPPO TEKNO S.r.l. and Arcotronics Italia S.p.A. on 18 January 2002;

(o)                   Project MaNeM on 15 November 2001;

(p)                   Buying Agreement for informatic products from Micronix Computer S.p.A.;

(q)                   Agreement for technical assistance with MPH;

(r)                      Renewal of the assistance agreement with Neopost Italia S.r.l. on 10 March 2005;

(s)                    Renewal of the technical assistance agreement with ORACLE ITALIA S.r.l. on 17 December 2004;

(t)                      Agreement for technical assistance with TECHIan RETI for the years 2004, 2005, 2006;

(u)                   Request for adhesion to the service Business full company of TELECOM Italia;

(v)                   Request for subscribing the service Speedway ADSL of TELECOM Italia;

(w)                 Agreements for services with TIM and OMIN1TEL (three);

(x)                     Hiring Agreement entered into between Arcotronics Industries and Querk S.r.l. on 21 October 2004;

(y)                   Provision Agreements entered into between Arcotronics Italia S.p.A. and LANIER Italia S.p.A. since 6 November 2001;

(z)                     Lease Agreements entered into between Arcotronics Italia S.p.A. and Océ Italia S.p.A.;

(aa)              Agreements entered Into between Arcotronics Industries S.p.A. and Business Objects Italia S.p.A, regarding the updating and technical supports of licenses for using Business Objects producs;

(bb)            Agreement entered into between Arcotronics Italia S.p.A. and IBM Italia S.p.A. for the renewal of the software maintenance on 11 November 2005;

(cc)              Agreement for software and hardware assistance entered into between Arcotronics Industries S.p.A. and Centra Computer on 2 January 2006;

(dd)            Agreement for ENGINEERING software assistance entered into between Arcotronics Technologies S.r.l. and ENGINEERING S.p.A. on 1 January 2005;

(ee)              Assistance agreement entered into between ItView S.r.l. and Arcotronics Italia S.p.A.;

(ff)                  Renewal Subscription Citrix between ItView S.r.l. and Arcotronics Italia S.p.A. on 13 December 2005 and 22 July 2005;

(gg)            Buying Agreement for hardware and software products entered into between IDOQ Management s.r.l. and Arcotronics Italia S.p.A. on 2 April 2001;

(hh)            Agreement for software maintenance between Macro 4 S.r.l. and Arcotronics Industries S.p.A.;

(ii)                    Agreements for program maintenance between RDS S.r.l. and Arcotronics Italia S.p.A. on 15 April 2005 and 18 January 2005;

(jj)                    Schedule A of the Assistance Agreement between SSA GLOBAL Italia S.r.l. and Arcotronics Italia S.p.A. on 31 January 2006;

(kk)              Agreement for software license between SSA GLOBAL Italia S.r.l. and Arcotronics Italia S.p.A. on 23 January 2006;

(ll)                    Maintenance agreement between Uni Sistemi S.p.A. and Arcotronics Industries S.p.A. on 12 January 2006;

(mm)        Maintenance agreement between Westcom S.r.l. and Arcotronics industries S.p.A. on 31 October 2005;

(nn)            Renewal for the use of a license between Global Exchange Services and Arcotronics Italia S.p.A. on 24 February 2005.

40.                FINANCIAL DOCUMENTS

40.1              2003: Consolidated Budget, Auditors’ Report, Register of Amortisable Assets.

40.2              2004: Consolidated Financial (Patrimoniale) Situation for six month period (at 30 June 2004).

40.3              2004: Auditors’ Reports in relation to Arcotronics Italia S.p.A. at 31 December 2004.

40.4              2004: Register of Amortisable Assets.

40.5              2006: Report on the Consolidated Budget for the financial year at 31 December 2006.

40.6              2006: Report on the Budget of Arcotronics Italia S.p.A. for the financial year at 31 December 2006

40.7              2006: Financial Statements of Arcotronics Holding UK Limited and Arcotronics Limited for the year ended 31 December 2006

41.                    INSURANCE CONTRACTS

41.1              Survey Report by Andrea Scagliarini describing the insurance position of the Arcotronics Italia Group (updated to July 2006).

41.2              Survey Report by Andrea Scagliarini describing the insurance position of the Arcotronics Italia Group (updated to February 2007).

42.                    IP

42.1              Documents evidencing the execution of registered trademarks of Arcotronics Italia S.p.A.

(a)                    Renewal of the Italian Trademark ARCOTRONICS ITALIA S.P.A. n. BO97C 000418 filed on 6 May 1997 (expiration on 6 May 2007);

(b)                   Authorization for the renewal of the German Trademark n. 1.117.967 filed on 24 July 1997 (expiration on 30 June 2007);

(c)                    Registration for the renewal of the Trademark ARCOTRONICS in Italy, n. 465.120 registered on 25 July 1996 (expiration on 12 September 2006);

(d)                   Authorization for the renewal of the Belgian Trademark n. 431.932 filed on 6 January 1998 (expiration on 14 November 2006);

(e)                    Communication of the payment of the tax for the Spanish Trademark n. 1.203.77 filed on 20 July 1988;

(f)                      Communication of the payment of the tax for the Spanish Trademark n. 1.203.378 filed on 6 June 1988;

(g)                   Authorization for the renewal of the Austrian Trademark n. 118.021 filed on 3 November 1997 (expiration on 30 November 2006);

(h)                   Authorization for the renewal of the French Trademark n. 1.415.665 filed on 7 May 1997 (expiration on 12 May 2007);

(i)                       Registration of the trademark n. 507748 by the Organisation Mondiale de la Propriété Intellectuelle filed on 17 November 1986 with a modification on 27 November 2000 (expiration on 17 November 2006);

(j)                       Registration of the trademark n. 507749 by the Organisation Mondiale de la Propriété Intellectuelle filed on 17 November 1986 with a modification on 27 November 2000 (expiration on 17 November 2006);

(k)                    Registration of the Trademark “Marchio Figurativo” in the European Community n. 612,523 filed on 2 August 1999 (expiration on 8 February 2007);

(l)                       Registration of the trademark ARCOTRONICS n. 513654 by the Organisation Mondiale de la Propriété Intellectuelle filed on 13 February 1987 (expiration on 13 February 2007);

(m)                 Registration of the Trademark ARCOTRONICS in the European Community n. 577,619 filed on 30 March 1999 (expiration on 3 January 2007);

(n)                   Registration of the Trademark ARCOTRONICS in Turkey n. 2001/06736 filed on 13 April 2001 (expiration on 13 October 2010);

(o)                   Registration of the Trademark ARCOTRONICS in China n. 1.787.670 filed on 14 June 2002 (expiration on 13 December 2011);

(p)                   Publication of the request for the registration of the Trademark ARCOTRONICS in China n. 2001079523 on 14 March 2002;

(q)                   Registration of the Trademark ARCOTRONICS in China n, 1,911,334 filed on 7 October 2002 (expiration on 6 April 2012);

(r)                      Request for the registration of the Trademark ARCOTRONICS in China n. 2001079522 on 16 May 2001;

(s)                    Payment of the Declaration for the use in Portugal of the International Trademark ARCOTRONICS n. 513.654 on 6 February 2002;

(t)                      Authorization for the use in Norway of the International Trademark ARCOTRONICS n. 513.654 on 24 April 2002;

(u)                   Registration for the protection in Great Britain of the International Trademark ARCOTRONICS n. 513.654 filed on 12 September 2001.

42.2              Documents evidencing the execution of registered patents of Arcotronics Italia S.p.A

(a)                    European invention Patent: published on 10 January 1990; n. 86300866.0; filed on 10 February 1986; “Production of capacitors of the stacked type”;

(b)                   Application for the Registration in Ireland of the invention Patent “Production of capacitors of the stacked type” on 18 February 1993;

(c)                    Application for the Registration in Portugal of the invention Patent “Production of capacitors of the stacked type” on 11 November 1991;

(d)                   Application for the Registration in Japan of the invention Patent “Production of capacitors of the stacked type” on 24 January 1995;

(e)                    Invention Patent registered in Italy on 23 December 1987 n. 1187.312, named “Procedimento per la realizzazione di condensatori di tipo impilato”;

(f)                      Invention Patent registered in Italy on 4 December 1987 n. 1186.596, named “Procedimento per la realizzazione di condensatori di tipo impilato”;

(g)                   United States Patent: filed on 19 January 1988, n. 4.719.675;

(h)                   Invention Patent registered in Italy on 23 December 1987 n. 1187.381, named “Metodo per la realizzazione di filtri di tipo “T” o di tipo “A” e filtri ottenuti con tale metodo”;

(i)                       Invention Patent registered in Italy on 16 March 1988 n. 1191.340, named “Macchina per la bobinatura di pellicole attorno ad un supporto di sezione non cicolare”;

(j)                       Invention Patent registered in Italy on 30 March 1995 n. 01246640, named “Condensatore elettrico in film plastico metallizzato”;

(k)                    Invention Patent registered in Italy on 8 June 2001 n. BO2001A000367, named “Procedimento di imbutitura per la realizzazione di un involucro cavo da un film composto da uno o piú strati di materiale”;

(l)                       Patent filed in Germany on 16 September 1993, n. G 93 14 047.9, named “ Verpackung fuer Gegenstaende, insbesondere fuer elektrische oder elektronische Bauteile”.

43.                    PRIVACY

43.1              First version of the internal procedures manual for the personal data protection dated April 18, 2000.

43.2              List of the measures adopted by Arcotronics Italia S.p.A. including, without limitation, the appointment of the responsible and the person in charge for the treatment of the data.

43.3              Summary of the main provisions set forth by the Legislative Decree no. 196/2003 (“Privacy Code”) in relation to the data protection and copy of the Privacy Code.

44.                    LABOUR

44.1              National labour contract for executives entered into between Confindustria and Federmanager (2004-2008).

44.2              Standard letter of employment for clerks (June 2004).

44.3              Minutes of agreement entered into between Arcotronics Italia S.p.A. and R.S.U. Aziendale dated 26 February 2004 and 20 June 2002.

44.4              Agreement entered into between Arcotronics Italia S.p.A. and R.S.U. Aziendale dated 27 March 2002.

44.5              Agreement entered into between Arcotronics Italia S.p.A. and R.S.U. Aziendale dated 22 February 2000 (with attached the Extra-Activity Plan for the period from 1 January 2000 until 30 July 2000).

44.6              Agreement entered into between Arcotronics Italia S.p.A. and R.S.U. Aziendale dated 20 April 1998.

44.7              Agreement entered into between Arcotronics Italia S.p.A. and R.S.U. Aziendale dated 4 December 1996.

44.8              Minutes of agreement entered into between Arcotronics Italia S.p.A. and R.S.U. represented by FIM-CISL, FIOM-CGIL, UILM-UIL, dated 15 May 1996.

44.9              Minutes of agreement entered into between Arcotronics Italia S.p.A. and R.S.U. represented by FIM-CISL, FIOM-CGIL, UILM-UIL, dated 18 March 1996.

44.10        Minutes of agreement for the Supplementary-insurance entered into between Arcotronics Italia S.p.A. and R.S.U. represented by FIM-CISL, FIOM-CGIL, UILM-UIL, dated 28 January 1993 (but signed on 26 February 1993).

44.11             Plan for the restructuring of the Company dated 20 October 1992.

44.12             Company Agreement entered into between Arcotronics Italia S.p.A. and FIM-CISL, FIOM- CGIL, UILM-UIL dated 3 July 1989.

44.13             Company Agreement entered into between Arcotronics Italia S.p.A. and FIM, FIOM, UILM, dated 1 January 1987.

44.14             Minutes of agreement entered into between Arcotronics Italia S.p.A. and FIM-CISL, FIOM- CGIL, UILM-UIL, dated 13 November 1986.

44.15             Minutes of agreement entered into between Arcotronics Italia S.p.A. and FIM-CISL, FIOM- CGIL, UILM-UIL, dated 21 September 1992.

44.16             Company Agreement entered into between Arcotronics Italia S.p.A. and FIM-CISL, FIOM- CGIL, UILM-UIL, dated 17 December 1985.

44.17             Company Agreement entered into between Societá Plessey Italia S.p.A - Divisione Arco Condensatori and Divisione Meccanica of Sasso Marconi - and F.L.M., dated 25 October 1980.

44.18             Minutes of agreement entered into between Societá Plessey Italia S.p.A - Divisione Arco Condensatori and Divisione Meccanica of Sasso Marconi - and F.L.M., dated 26 May 1978.

44.19             Minutes of agreement entered into between Direzione Societá Plessey Condensatori S.p.A of Sasso Marconi, Plessey Condensatori Vergato S.p.A. and F.L.M. dated 14 May 1975.

44.20             Minutes of agreement entered into between Plessey Condensatori S.p.A of Sasso Marconi, Plessey Meccanica of Vergato S.p.A. and F.L.M. dated 19 April 1974.

44.21             Minutes of agreement entered into between ARCO of Sasso Marconi and FIM-CISL, FIOM- CGIL, UILM-UIL dated 22 July 1968.

44.22             List of employees of Arcotronics Italia S.p.A. at 30 November 2003.

44.23        List of employees of Arcotronics Italia S.p.A. at 30 November 2004.

45.                    INTERCOMPANY CONTRACTS

45.1                   Services Agreement entered into between Arcotronics Italia S.p.A. and Arcotronics Hightech S.r.l. dated 31 May 2002.

45.2                   Services Agreement entered into between Arcotronics Italia S.p.A. and Arcotronics Italia S.p.A. Taiwan Branch, Taichhung office, dated 1 April 1999.

45.3                   Agency Agreement entered into between Arcotronics Italia S.p.A. and Arcotronics France Sarl, dated 1 July 1999.

45.4                   Service Agreement entered into between Arcotronics Italia S.p.A. and Arcotronics Bulgaria Ltd. dated 24 November 2000.

45.5                   Distributorship Agreement entered into between Arcotronics Italia S.p.A. and Arcotronics Limited dated 1 July 1999.

45.6                   Agency Agreement entered into between Arcotronics Italia S.p.A. and Nissei Arcotronics America, Inc. dated 16 June 2000.

45.7                   Loan Agreement entered into between Arcotronics Italia S.p.A. and Arcotronics Bulgaria AD for a total amount of Euro 500,000.00 dated 9 January 2002.

45.8              Loan Agreement entered into between Arcotronics Italia S.p.A. and Arcotronics Bulgaria AD for a total amount of Euro 500,000.00 dated 19 March 2002.

45.9              Loan Agreement entered into between Arcotronics Italia S.p.A. and Arcotronics Hightech S.r.l. for a total amount of Euro 500,000.00 dated 17 June 2002.

45.10        Two Services Agreements entered into between Arcotronics Industries S.p.A. and Arcotronics Italia S.p.A. dated 3 February 2003.

45.11        Service Proposal made by Deloitte to Arcotronics Italia S.p.A. dated 6 October 2004.

45.12        Draft of the Financing Proposal made by Banca Advantage (Milan) to Arcotronics Italia S.p.A. dated 16 March 2004 without acceptance by Arcotronics Italia S.p.A..

45.13        List of certain pending litigations (i.e., proceedings against FERCAM S.p.A., BETANORD S.r.l., ANTEC S.r.l. and Ms. Antonella Messina) and report prepared by Mr. Pietro Greco concerning all pending litigations, arbitrations or other similar disputes involving Arcotronics Italia S.p.A. as of 2004.

45.14        Documents and letters concerning the labour dispute arose among Giovanni Luigi Saruggeri and Arcotronics Italia S.p.A. dated 12 September 2005, 24 August 2005, 26 August 2005, 10 June 2005, 6 May 2005, 22 April 2005 and 30 April 2005.

H.                       ARCOTRONICS INDUSTRIES SPA

46.                    CORPORATE DOCUMENTS

46.1              Deed of incorporation and By-laws

46.2              Minutes of shareholders’ meeting dated:

•                            July 9, 2004;

•                            October 10, 2004;

•                            October 14, 2005;

•                            February 5, 2007.

46.3              Minutes of Board of Directors’ meetings dated:

•                            February 11, 2003;

•                            March 27, 2003;

•                            November 20, 2003;

•                            March 30, 2004;

•                            May 28, 2004;

•                            September 14, 2004;

•                            October 8, 2004;

•                            December 9, 2004;

•                            December 17, 2004;

•                            March 30, 2005;

•                            May 25, 2005 (two minutes);

•                            June 29, 2005;

•                            November 30, 2005.

46.4              Minutes of statutory auditors’ meetings from 18 April 2003 to 26 January 2006

46.5              Report on the Budget for the financial year at 31 December 2006

46.6              Real Estate: reports with the valuation of the properties owned by Arcotronics Industries and located in (i) Vergato-Bologna; (ii) Sasso Marconi - Bologna; (iii) Casalecchio di Reno – Bologna; (iv) Monghidoro – Bologna.

47.                    FINANCE

47.1              List of received subsidies and their corresponding contracts.

47.2              Financing Agreement entered into Arcotronics Industries S.p.A. and Banco Popolare di Verona e Novara s.c.r.l. dated 13 October 2004.

47.3              Certain Prospectus issued by various banks and relating to, without limitation, the bank accounts opened by certain companies of Arcoltalia Group, the guarantees issued by the same banks etc.

47.4              Real estate leases:

•                            Lease agreement entered into between Arcoindustries S.p.A (Landlord) and 2A S.r.l. (Manager) dated 22 December 2003.

47.5              List of deposits made when renting real estates and other real estate finance documents

47.6              Leasing agreements with ALD Automotive and Arval.

48.                    IP

48.1              Documents related to four patents concerning the process of, inter alia, energy storage.

49.                    LABOUR

49.1              Two Agreement entered into between Arcotronics Industries S.p.A. and R.S.U. AZIENDALI dated 30 March 2005.

49.2              Agreement entered into between Arcotronics Industries S.p.A. and R.S.U. AZIENDALI dated 22 June 2005.

49.3              Agreement entered into between Arcotronics Industries S.p.A. and R.S.U. AZIENDALI dated 6 July 2005.

50.                    INTERCOMPANY CONTRACTS

50.1              Lease Agreement of industrial plants entered into between Arcotronics Hightech S.r.l. and Arcotronics Industries S.p.A. dated 4 February 2003.

50.2              Lease Agreement of industrial plant and industrial machineries entered into between Arcotronics Industries S.p.A. and Arcotronics Hightech S.r.l. dated 4 February 2003.

51.                    IT

[See the report referred to at point 39 of Arcotronics Italia S.p.A.]

52.                    INSURANCE CONTRACTS

[See the report referred to at point 41 for Arcotronics Italia S.p.A.]

I.                            ARCOTRONICS FUEL CELLS S.R.L.

53.                    CORPORATE DOCUMENTS

53.1              Deed of incorporation and by-laws.

53.2              Minutes of the Quota-holders’ meetings from 4 September 2000 to 28 July 2005.

53.3              Minutes of Board of Directors’ meetings dated:

•                            20 November 2003 (two minutes);

•                            30 March 2004;

•                            30 March 2005;

•                            25 May 2005; and

•                            29 June 2005.

54.                    FINANCIAL DOCUMENTS

54.1              Financial year Budget 2002.

54.2              Financial year Budget 2003.

54.3              Auditors’ report in relation to 2004 Budget as at 31 December 2004.

54.4              Financial year Budget 2006.

55.                    COMMERCIAL AGREEMENTS/AGREEMENTS WITH PUBLIC AGENCIES/PUBLIC FINANCING

55.1              Temporary association between companies entered into between (i) Sapio Producione Idrogeno e Ossigeno S.r.l. (ii) Arcotronics Fuel Cells S.r.l. and (iii) Microvett S.p.A. dated 23 March 2004.

55.2              Research Agreement in collaboration with Ente per le Nuove Technologie, L’Energia e L’Ambiente (ENEA) entered into between (i) ENEA and (ii) Arcotronics Fuel Cell S.r.l dated 18 November 2003.

55.3              Collaboration Agreement entered into between (i) ENEA and (ii) Arcotronics Fuel Cells S.r.l dated 20 October 2003.

55.4              Collaboration Agreement entered into between (i) ENEA and (ii) Arcotronics Fuel Cells S.r.l dated 28 February 2006.

55.5              Documents related to the collaboration agreements entered into between (i) ENEA and (ii) Arcotronics Fuel Cells S.r.l.

55.6              Collaboration Agreement entered into between (i) Environment Park and (ii) Arcotronics Fuel Cells S.r.l. dated 28 June 2004.

55.7              Joint development agreement entered into between (i) Environment Park and (ii) Catator AB.

55.8              Draft letter of the EU Commission relating to EU State Aids conferred by Regione Piemonte to ArcoFuel S.r.l. in connection with two hydrogen research projects so called CHP and CELCO.

55.9              Sale and Purchase Agreement entered into between (i) Hydro-gen s.a.s and (ii) Arcotronics Fuel Cells S.r.l. dated 22 November 2005.

55.10        Collaboration Agreement entered into between Arcotronics Fuel Cells S.r.l and (i) Cetena S.p.A; (ii) Sapio S.r.l. (iii) Cantieri Balsamo S.r.l. (iv) Micro-Vett S.p.A. (v) Macroscopio S.p.A.

55.11        Form for the request of financing to Regione Emilia Romagna in connection with an hydrogen research project.

55.12        Confidentiality and non-disclosure agreements entered into between Arcotronics Fuel Cells S.r.l and (i) Mitsui & Co Ltd (ii) Duresco (iii) ISTC VNIIEF (iv) Dailmer Chrysler AG and DORNIER GMBH dated, respectively, 6 May 2004; 13 October 2003; 14 May 2004.

55.13        Request for financing in relation to the project “Integration of Micro CHP” dated 15 December 2004 and voluntary agreement for the realization of a project dated 21 April 2004.

55.14        Documents evidencing the registration of patents.

56.                    IP

Documents evidencing the registration of three patents related to components under the name of: “Componente del Tipo Mega per celle a combustibile ad elettrolita polimerico e relative tecnologia di produzione” registered on 16 March 2001; “Dispositivo Elettrochimico” registered on 28 September 2004; European Patent registered on 18 September 2002.

57.                    INSURANCE CONTRACTS

[See the report referred to at point 41 for Arcotronics Italia S.p.A.]

J.                         ARCOTRONICS HIGHTECH S.R.L.

58.                    CORPORATE DOCUMENTS

58.1              By-Laws.

58.2              Quota-holders’ register from 4 May 1989 to 27 February 2003.

58.3              Minutes of the Quota-holders’ meetings from 15 January 2000 to 14 October 2005.

58.4              Board of directors meetings book from 31 March 2000 to 14 September 2004.

58.5              Statutory auditors’ book from 25 August 2003 to 26 January 2006.

58.6              Minutes of Auditors’ meetings (2003-2006).

59.                    FINANCIAL DOCUMENTS

59.1              Auditors’ report on the budget for the end of the financial year at 31 December 2004.

59.2              Report on the budget for the financial year at 31 December 2003.

59.3              Report of the board on the budget for the end of the financial year at 31 December 2002.

59.4              Balance sheet at 31 December 2001.

59.5              Report on the budget for the financial year at 31 December 2006.

60.                    IT

[See the report referred to at point 39 of Arcotronics Italia S.p.A.].

61.                    INSURANCE CONTRACTS

[See the report referred to at point 41 for Arcotronics Italia S.p.A.]

K.                       ARCOTRONICS TECHNOLOGIES S.R.L.

62.                    CORPORATE DOCUMENTS

62.1              By-laws of Arcotronics Technologies S.r.l.

62.2              By-laws of 2A S.r.l.

62.3              Minutes of the Quota-holders’ meeting of 2A S.r.l. of 17 December 2004 (Deed of assignment of machineries and change in the Company name).

62.4              Quota-holders’’ register from December 6, 1988 to February 27, 2003).

62.5              Minutes of the Quota-holders’ meetings dated:

•                            October 8, 2004;

•                            December 17, 2004;

•                            May 25, 2005;

•                            June 29, 2005;

•                            July 28, 2005; and

•                            February 5, 2007.

62.6              Valuation report related to the transfer of a business as a going concern from Arcotronics Industries to 2A S.r.l.

62.7              Minutes of the Board of directors’ meetings from March 24, 2000 to November 30,2005.

62.8              Minutes of Auditors’ meetings from June 26, 2003 to January 26, 2006.

62.9              Report on the budget for the financial year at 31 December 2006.

63.                    INSURANCE CONTRACTS

[See the report referred to at point 41 for Arcotronics Italia S.p.A.].

L.                        FINANCIAL STATEMENTS OF ALL THE COMPANIES (for the Financial Year 2004 )

64.                    Consolidated Financial Statements.

65.                    Arcotronics Italia S.p.A.

66.                    Arcotronics Industries S.p.A.

67.                    Arcotronics Fuel Cells S.r.l.

68.                    Arcotronics Hightech S.r.l.

69.                    Arcotronics Technologies S.r.l.

70.                    Other Companies:

70.1              Arcotronics America, Inc.

70.2              Arcotronics Bauelemente Gmbh.

70.3              EURL Arcotronics France.

70.4              Arcotronics Bulgaria.

70.5              Nissei Electronic Industry Co., LTD.

70.6              Arcotronics Limited.

M                        FINANCIAL STATEMENTS OF ALL THE COMPANIES (for the Financial Year 2005)

71.                    Consolidated Financial Statements

72.                    Arcotronics Italia S.p.A.

73.                    Arcotronics Industries S.p.A.

74.                    Arcotronics Fuel Cells S.r.l.

75.                    Arcotronics Hightech S.r.l.

76.                    Arcotronics Technologies S.r.l.

77.                    Other Companies:

77.1              Arcotronics Limited.

77.2              Arcotronics Holdings UK Limited.

77.3              Arcotronics America, Inc.

77.4              Arcotronics Bauelemente Gmbh.

77.5              EURL Arcotronics France.

77.6              Arcotronics Bulgaria.

N                          FINANCIAL STATEMENTS OF ALL THE COMPANIES (for the Financial Year 2006)

78.                    Consolidated Financial Statements.

79.                    Arcotronics Italia S.p.A.

80.                    Arcotronics Industries S.p.A.

81.                    Arcotronics Fuel Cells S.r.l.

82.                    Arcotronics Hightech Sr.l.

83.                    Arcotronics Technologies S.r.l.

84.                    Other Companies:

84.1              Arcotronics America, Inc.

84.2              Arcotronics Baulemente Gmbh.

O                         FINANCIAL DOCUMENTS (for the Financial Year 2007)

85.                    Key financials report for the period ended March 2007.

86.                    Arcotronics Group Credit Aging Italian Companies.

P                           ADDITIONAL DOCUMENTS

87.                    The following financial documents:

(i)                       Yearly financial statements of EURL Arcotronics France as of December 31, 2006;

(ii)                    Analysis of payables overdue to suppliers as of June 2007 and related to Arcotronics Industries S.p.A., Arcotronics Technologies S.r.l., Arcotronics Hightech S.r.l. and Arcotronics Italia S.p.A.;

(iii)                 Headcounts (Excel format document);

(iv)                BS (Excel format document);

(v)                   Auditors’ report and yearly financial statements of Shangai Arcotronics Component & Machineries Co., LTD relating to the fiscal years ended respectively on December 31, 2005 and on December 31, 2006; and

(vi)                Interoffice report and consolidated reporting package as of December 31, 2006 concerning Arcotronics Bulgaria AD.

88.                    Cons. Cash Flow

89.                    2006 Tax by Country

90.                    2006 Rev by Entity

91.                    A schedule relating to Nuova Finanza B and evidencing the repayment of the Finanziamenti Ipotecari under the Settlement Agreement (so called “Convenzione”)

92.                    Fuel Cells S.r.L. – Shareholders’ agreement dated 21 July 2003

93.                    Documentation updated to 2007 regarding personnel (e.g. number of employees and relevant qualification, number of terminated employment relationships)

94.                    Memo pension fund Germany and UK (July 18, 2007)

95.                    Labour contract for executives 2004-2008 (“Nota illustrativa ccnl dirigenti”)

96.                    Environmental site assessment phase 1

97.                    UK pension fund

98.                    Arcotronics limited pension scheme – ias19 disclosures for years 2004 and 2005

99.                    Germany pension fund